Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 13, 2002

                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                1-10434                   13-1726769
       (State or other      (Commission File Number)       (I.R.S. Employer
       jurisdiction of                                   Identification Number)
       incorporation or
        organization)

        PLEASANTVILLE, NEW YORK                        10570-7000
(Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000



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ITEM 5.  OTHER EVENTS.

      On December 13, 2002, The Reader's Digest Association, Inc., a Delaware corporation, completed its pending recapitalization.

      Filed herewith is the following Exhibit:

      99.1 News release issued by The Reader's Digest Association, Inc. on December 13, 2002 relating to the recapitalization of The Reader's Digest Association, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired
            Not applicable

      (b)   Pro Forma Financial Information
            Not applicable

      (c)   Exhibits

      Number                               Description

      99.1 News release issued by The Reader's Digest Association, Inc. on December 13, 2002 relating to the recapitalization of The Reader's Digest Association, Inc.



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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    The Reader's Digest Association, Inc.

Date:  December 13, 2002

                                    /s/    C.H.R. DUPREE
                                    -----------------------------------
                                    Name:  C.H.R. DuPree
                                    Title: Vice President, Corporate Secretary
                                           and Associate General Counsel



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                                  Exhibit Index


Exhibit No.                         Description

99.1 News release issued by The Reader's Digest Association, Inc. on December 13, 2002 relating to the recapitalization of The Reader's Digest Association, Inc.